SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 14, 1998

                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)



     New York                      0-23702                        13-3588231
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 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
   Formation)



             52-16 BARNETT AVENUE, LONG ISLAND CITY, NEW YORK         11104
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               (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (718) 446-1800
                                                           --------------


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          (Former name or former address, if changes since last report)

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

Item 5.  OTHER EVENTS.

         As of September 14, 1998, Steven Madden, Ltd. (the "Company") announced that the Board of Directors authorized the repurchase of up to one million shares of the Company's Common Stock over the following one year period from funds legally available therefor.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  1. Press Release of the Company dated September 14, 1998.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                               STEVEN MADDEN, LTD.



                           By: /s/ STEVEN MADDEN
                              -----------------------------------
                                   Steven Madden
                                   Chairman of the Board, Chief Executive
                                   Officer and President


Dated:  September 14, 1998


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